UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2015

Houlihan Lokey, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	6282	95-2770395
(State or Other Jurisdiction of Incorporation)	(Preliminary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 553-8871

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2015, Houlihan Lokey, Inc. (the “Company”) closed its initial public offering (the “IPO”) of 12,075,000 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $21.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-205610), as amended (the “Registration Statement”).  Effective upon the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•                  Voting Trust Agreement, dated as of August 18, 2015, by and among the Company, the holders of shares of Class B common stock party thereto, and each trustee named therein, a copy of which is filed as Exhibit 9.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Stockholders’ Agreement, dated as of August 18, 2015, by and among the Company and the holders identified therein, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Registration Rights Agreement, dated as of August 18, 2015, by and between the Company and ORIX HLHZ Holding, LLC, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Registration Rights Agreement, dated as of August 18, 2015, by and among the Company and the stockholders party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Transition Services Agreement, dated as of August 18, 2015, by and between ORIX USA, LP and the Company, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Amended and Restated Subordinated Promissory Note, effective as of August 18, 2015, issued by the Company to ORIX USA Corporation, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Credit Agreement, dated as of August 18, 2015, by and among the Company, certain domestic subsidiaries of the Company party thereto and Bank of America, N.A., a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Amended and Restated Tax Sharing Agreement, dated as of August 18, 2015, by and among ORIX USA Corporation, HL Transitory Merger Company, Inc., the Company, and all corporations that are as of this date eligible to file a consolidated return as a member of the affiliated group of ORIX USA Corporation within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended, including ORIX Commercial Alliance Corporation, ORIX Real Estate Capital, Inc., and ORIX Capital Markets, LLC, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Cash Management Agreement, entered into on August 18, 2015, by and between Houlihan Lokey Capital (Holdings) Ltd. And ORIX Global Capital, Ltd., a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Guarantee Agreement, dated as of August 18, 2015, by and between Houlihan Lokey Capital (Holdings) Ltd. and ORIX USA Corporation, a copy of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  Letter Agreement, dated as of August 18, 2015, by and among the Company, ORIX USA Corporation and Fram Holdings, LLC, a copy of which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference.

A summary of each of the foregoing agreements can be found in the Registration Statement, and each is incorporated herein by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 9.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8, Exhibit 10.9 and 10.10 hereto, and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

Amended and Restated Certificate of Incorporation

On August 18, 2015, prior to the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on August 18, 2015.  The Certificate of Incorporation amends and restates in its entirety the Company’s original certificate of incorporation, which was filed with the Secretary of State of the State of Delaware on June 1, 2015.

The Certificate of Incorporation, among other things: (i) increases the authorized number of shares of common stock to 2,000,000,000 shares (1,000,000,000 shares of Class A Common Stock and 1,000,000,000 shares of Class B Common Stock, respectively, par value $0.001); (ii) authorizes 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) establishes a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (iv) provides that, after the Final Conversion Date (as defined therein), directors of the Company may be removed from office only for cause and (v) designates, unless otherwise consented to by the Company, the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by, or other wrongdoing by, any of the Company’s directors, officers, employees or agents to the Company or the Company’s stockholders.

The foregoing description of the Certificate of Incorporation and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On August 18, 2015, prior to the closing of the IPO, the Company amended and restated its By-laws (as amended and restated, the “Bylaws”).  The Bylaws amend and restate the Company’s initial bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Certificate of Incorporation.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, dated August 18, 2015
3.2	Amended and Restated Bylaws of the Company, dated August 18, 2015
9.1	Voting Trust Agreement, dated as of August 18, 2015, by and among the Company, the holders of shares of Class B common stock party thereto, and each trustee named therein
10.1	Stockholders’ Agreement, dated as of August 18, 2015, by and among the Company and the holders identified therein
10.2	Registration Rights Agreement, dated as of August 18, 2015, by and between the Company and ORIX HLHZ Holding, LLC
10.3	Registration Rights Agreement, dated as of August 18, 2015, by and among the Company and the stockholders party thereto
10.4	Transition Services Agreement, dated as of August 18, 2015, by and between ORIX USA, LP and the Company
10.5	Amended and Restated Subordinated Promissory Note, effective as of August 18, 2015, issued by the Company to ORIX USA Corporation
10.6	Credit Agreement, dated as of August 18, 2015, by and among the Company, certain domestic subsidiaries of the Company party thereto and Bank of America, N.A.
10.7

Amended and Restated Tax Sharing Agreement, dated as of August 18, 2015, by and among ORIX USA Corporation, HL Transitory Merger Company, Inc., the Company, and all corporations that are as of this date eligible to file a consolidated return as a member of the affiliated group of ORIX USA Corporation within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended, including ORIX Commercial Alliance Corporation, ORIX Real Estate Capital, Inc., and ORIX Capital Markets, LLC

10.8	Cash Management Agreement, entered into on August 18, 2015, by and between Houlihan Lokey Capital (Holdings) Ltd. And ORIX Global Capital, Ltd
10.9	Guarantee Agreement, dated as of August 18, 2015, by and between Houlihan Lokey Capital (Holdings) Ltd. and ORIX USA Corporation
10.10	Letter Agreement, dated as of August 18, 2015, by and among the Company, ORIX USA Corporation and Fram Holdings, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOULIHAN LOKEY, INC.

By:	/s/ J. Lindsey Alley

Name:	J. Lindsey Alley

Title:	Chief Financial Officer

Date: August 21, 2015

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, dated August 18, 2015
3.2	Amended and Restated Bylaws of the Company, dated August 18, 2015
9.1	Voting Trust Agreement, dated as of August 18, 2015, by and among the Company, the holders of shares of Class B common stock party thereto, and each trustee named therein
10.1	Stockholders’ Agreement, dated as of August 18, 2015, by and among the Company and the holders identified therein
10.2	Registration Rights Agreement, dated as of August 18, 2015, by and between the Company and ORIX HLHZ Holding, LLC
10.3	Registration Rights Agreement, dated as of August 18, 2015, by and among the Company and the stockholders party thereto
10.4	Transition Services Agreement, dated as of August 18, 2015, by and between ORIX USA, LP and the Company
10.5	Amended and Restated Subordinated Promissory Note, effective as of August 18, 2015, issued by the Company to ORIX USA Corporation
10.6	Credit Agreement, dated as of August 18, 2015, by and among the Company, certain domestic subsidiaries of the Company party thereto and Bank of America, N.A.
10.7

Amended and Restated Tax Sharing Agreement, dated as of August 18, 2015, by and among ORIX USA Corporation, HL Transitory Merger Company, Inc., the Company, and all corporations that are as of this date eligible to file a consolidated return as a member of the affiliated group of ORIX USA Corporation within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended, including ORIX Commercial Alliance Corporation, ORIX Real Estate Capital, Inc., and ORIX Capital Markets, LLC

10.8	Cash Management Agreement, entered into on August 18, 2015, by and between Houlihan Lokey Capital (Holdings) Ltd. And ORIX Global Capital, Ltd
10.9	Guarantee Agreement, dated as of August 18, 2015, by and between Houlihan Lokey Capital (Holdings) Ltd. and ORIX USA Corporation
10.10	Letter Agreement, dated as of August 18, 2015, by and among the Company, ORIX USA Corporation and Fram Holdings, LLC